Earnings/(Loss) Per Share	12 Months Ended
Jun. 30, 2019
Earnings per share [abstract]
Earnings/(Loss) Per Share
EARNINGS/(LOSS) PER SHARE

BASIC EARNINGS/(LOSS) PER SHARE

Basic earnings/(loss) per share is calculated by dividing the net income attributable to shareholders by the weighted number of ordinary shares in issue during the year.

	2019	2018	2017

Ordinary shares in issue ('000)	539 841	500 252	439 957
Adjustment for weighted number of ordinary shares in issue ('000)	(12 974)	(54 304)	(1 077)

Weighted number of ordinary shares in issue ('000)	526 867	445 948	438 880
Treasury shares ('000)	(3 058)	(52)	(437)

Basic weighted average number of ordinary shares in issue ('000)	523 809	445 896	438 443

	SA rand
	2019	2018	2017
Total net earnings/(loss) attributable to shareholders (millions)	(2 607)	(4 473)	362
Total basic earnings/(loss) per share (cents)	(498)	(1 003)	82

DILUTED EARNINGS/(LOSS) PER SHARE

For diluted earnings/(loss) per share, the weighted average number of ordinary shares in issue is adjusted to assume conversion of all potential dilutive ordinary shares as a result of share options granted to employees under the share option schemes in issue. A calculation is performed to determine the number of shares that could have been acquired at fair value, determined as the average annual market share price of the company's shares, based on the monetary value of the subscription rights attached to the outstanding share options. The number of shares calculated as above is compared with the number of shares that would have been issued assuming the exercise of the share options.

11	EARNINGS/(LOSS) PER SHARE continued

DILUTED EARNINGS/(LOSS) PER SHARE continued

	2019	2018	2017

Weighted average number of ordinary shares in issue ('000)	523 809	445 896	438 443
Potential ordinary shares[1] ('000)	9 537	19 423	20 777

Weighted average number of ordinary shares for diluted earnings per share[1] ('000)	533 346	465 319	459 220

	SA rand
	2019	2018	2017

Total diluted earnings/(loss) per share (cents)[2]	(500)	(1 004)	79

[1] Due to the net loss attributable to shareholders in 2019, the inclusion of the share options as potential ordinary shares had an anti-dilutive (2018: anti-dilutive and 2017: dilutive) effect on the loss (2018: loss and 2017: earnings) per share and were therefore not taken into account in the current year calculation. The issue price and the exercise price of share options issued to employees include the fair value of any service to be supplied to the entity in the future under the share option or other share-based payment arrangement.
[2] The dilution is as a result of the potential reduction in earnings attributable to equity holders of the parent company as a result of the exercise of the Tswelopele Beneficiation Operation (TBO) option.TBO contributed a profit and therefore the reduction in earnings attributable to Harmony would increase the loss and loss per share.
DIVIDENDS

ACCOUNTING POLICY

Dividends declared are recognised in the period in which they are approved by the board of directors. Dividends are payable in South African rand.

Cash flows from dividends paid are classified under financing activities in the cash flow statement.

•	On 17 August 2017, the board declared a final dividend of 35 cents cents for the year ended 30 June 2017. R154 million was paid on 16 October 2017.

•	On 31 January 2017, the board declared an interim dividend of 50 cents. R221 million was paid on 20 March 2017.

•	On 15 August 2016, the board declared a final dividend of 50 cents for the year ended 30 June 2016. R218 million was paid on 19 September 2016.

	SA rand
	2019	2018	2017

Dividend declared (millions)	—	154	439
Dividend per share (cents)	—	35	100